Exhibit 10.5

AMENDMENT TO 3-YEAR LETTER OF CREDIT AGREEMENT

THIS AMENDMENT TO 3-YEAR LETTER OF CREDIT AGREEMENT, dated as of May 18, 2006 (this “Amendment”), is entered into by and among THE GAP, INC., a Delaware corporation (the “Company”), the LC Subsidiaries (as defined in the Agreement referred to below) and JPMORGAN CHASE BANK. (the “LC Issuer”).

RECITALS

A. The Company, the LC Subsidiaries and the LC Issuer are parties to a 3-Year Letter of Credit Agreement, dated as of May 6, 2005 (the “Agreement”), providing for the issuance by the LC Issuer of Letters of Credit (as therein defined) for the account of the Company and the LC Subsidiaries.

B. As of the date hereof, certain Letters of Credit remain outstanding and undrawn.

C. The Company and the LC Subsidiaries wish to amend the Agreement to terminate the obligation of the LC Issuer to issue further Letters of Credit and to provide that Letters of Credit issued and outstanding as of the date hereof need not be cash collateralized on the Termination Date in accordance with the existing terms and provisions of the Agreement.

D. The LC Issuer is willing to make such amendment, on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Agreement.

2. Amendments to Agreement.

(a) Section 1.01 of the Agreement is hereby amended by deleting therefrom the definition of “Termination Date” and substituting therefor the following:

“‘Termination Date’ means May 18, 2007.”

(b) Section 2.01 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.01 Letters of Credit. The LC Issuer has, on the terms and conditions set forth herein, Issued for the account of the Company and one or more LC Subsidiaries, certain Letters of Credit that remain outstanding and undrawn as of the date of the First Amendment hereto.”

(c) Section 2.02 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.02 [Intentionally Omitted]”

(d) Section 2.03 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.03 [Intentionally Omitted]”

(e) Section 2.05 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.05 Letter of Credit Facility Fees. The Company hereby agrees to pay to the LC Issuer a letter of credit facility fee at a rate per annum equal to the Applicable Margin in effect from time to time on the Facility Amount in effect from time to time (regardless of the actual or deemed usage thereof) for the period from the date hereof until the Termination Date, payable quarterly in arrears on the last day of January, April, July and October and on the Termination Date.”

(f) Section 2.09 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.09 [Intentionally Omitted]”

(g) Section 2.10 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.10 [Intentionally Omitted]”

(h) Section 2.15 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.15 [Intentionally Omitted]”

(i) Section 2.16 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.16 [Intentionally Omitted]”

(j) Article IV of the Agreement is hereby amended by deleting such Article in its entirety and replacing it with the following:

“ARTICLE IV

[Intentionally Omitted]”

(k) Article V of the Agreement is hereby amended by deleting such Article in its entirety and replacing it with the following:

“ARTICLE V

[Intentionally Omitted]”

(l) Article VI of the Agreement is hereby amended by deleting such Article in its entirety and replacing it with the following:

“ARTICLE VI

[Intentionally Omitted]”

(m) Section 7.01 the Agreement is hereby amended by deleting from such Section the text of paragraphs (b), (c), and (i) thereof and replacing such text, in each case, with the following: “[Intentionally Omitted]”

3. Effective Date. This Amendment will become effective as of the date first written above when the LC Issuer shall have received (a) duly executed counterparts hereof from the Company, each LC Subsidiary and the LC Issuer and (b) a payment in immediately available funds of the letter of credit facility fee under Section 2.05 of the Agreement accrued through the Termination Date (as such term is amended hereby).

4. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references to the Agreement contained therein shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document may be delivered by any party hereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the LC Issuer of a facsimile transmitted document purportedly bearing the signature of the Company or an LC Subsidiary shall bind the Company or such LC Subsidiary, as the case may be, with the same force and effect as the delivery of a hard copy original. Any failure by the LC Issuer to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the LC Issuer, and the Issuer is hereby authorized to make sufficient photocopies thereof to assemble complete counterpart documents.

(e) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

THE GAP, INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

BANANA REPUBLIC, LLC

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GAP (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GAP (FRANCE) S.A.S.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	President

GAP (JAPAN) K.K.

By	/s/ Thomas J. Lima
Name:	Thomas J. Lima
Title:	Director

GAP (NETHERLANDS) B.V.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	Director

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GPS CONSUMER DIRECT, INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GPS (GREAT BRITAIN) LIMITED

By	/s/ Byron H. Pollitt, Jr.
Name:	Byron H. Pollitt, Jr.
Title:	Director

OLD NAVY (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

FORTH & TOWNE LLC

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

JPMORGAN CHASE BANK

By	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

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